$4,000,000.00



                                 AMENDMENT NO. 2

                                       TO

                           LOAN AND SECURITY AGREEMENT

                      originally dated as of April 21, 1999

                                  by and among

                             ALLION HEALTHCARE, INC.
                           F/K/A THE CARE GROUP, INC.
                              MAIL ORDER MEDS, INC.
                           CARE LINE OF NEW YORK, INC.

                                  ("BORROWER")

                                       and

                         HELLER HEALTHCARE FINANCE, INC.
                            F/K/A HCFP FUNDING, INC.

                                   ("LENDER")




                          Amended as of April __, 2002

                 AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT


         THIS AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (this "AMENDMENT")
                                                                    ---------
is made as of this ___ day of April, 2002, by and among ALLION HEALTHCARE, INC. F/K/A THE CARE GROUP, INC., a Delaware corporation ("ALLION"), MAIL ORDER MEDS,
                                                     ------
INC., a Texas corporation ("MEDS") and CARE LINE OF NEW YORK, INC., a New York
                            ----
corporation, ("CARE LINE" and, collectively with Allion and Meds, "BORROWER"),
               ---------                                           --------
and HELLER HEALTHCARE FINANCE F/K/A HCFP FUNDING, INC., a Delaware corporation ("LENDER").
  ------

                                    RECITALS

         WHEREAS, pursuant to that certain Loan and Security Agreement dated April 21, 1999 by and between Borrower and Lender (as previously amended, as amended hereby and as further amended, modified and restated from time to time, the "LOAN AGREEMENT"), Lender agreed to make available to Borrower a revolving credit loan (the "LOAN").

         WHEREAS, the parties now desire to amend the Loan Agreement in accordance with the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrowers hereby agree as follows:

         SECTION 1. DEFINITIONS. Unless otherwise defined in this Amendment, all capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

         SECTION 2. EXTENSION OF TERM. As of the Effective Date (as defined below), Lender shall extend initial Term of the Loan Agreement by one (1) year, to and including April 21, 2003, subject to the terms and conditions of the Loan Agreement, including Lender's right to cease making Revolving Credit Loans to Borrower upon or after any Event of Default.

         SECTION 3. AMENDMENTS TO LOAN AGREEMENT. As of the Effective Date, the Loan Agreement shall be modified as follows:

                  (a) New Section 2.4(d) shall be added to the Loan Agreement as follows:

                           "(d) For so long as the Loan is available to
                  Borrower, Borrower unconditionally shall pay to Lender a monthly usage fee (the "Usage Fee") equal to One Thousand and No/100 Dollars ($1,000.00) if the average amount of the outstanding principal balance of the Revolving Credit Loans during the preceding month is less than One Million and No/100 Dollars ($1,000,000.00). The Usage Fee shall be payable monthly in arrears on the first Business Day of each successive calendar month."





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

                  (b) Section 2.8(c) of the Loan Agreement shall be amended and restated in its entirety to read as follows:

                           "(a) Subject to Lender's right to cease making
                  Revolving Credit Loans to Borrower upon or after any Event of Default, this Agreement shall be in effect for a period of four (4) years from the Closing Date, unless terminated as provided in this Section 2.8 (the "Term"), and this Agreement shall be renewed for one-year periods thereafter upon the mutual written agreement of the parties."

         SECTION 4. CONFIRMATION OF REPRESENTATIONS AND WARRANTIES. Each Borrower hereby (a) confirms that all of the representations and warranties set forth in Article IV of the Loan Agreement are true and correct with respect to such entity, and (b) specifically represents and warrants to Lender that it has good and marketable title to all of its Collateral, free and clear of any lien or security interest in favor of any other person or entity.

         SECTION 5. FEES; EXPENSES.

                  (a) Lender hereby waives any requirement that Borrower pay any commitment, extension or other similar administrative fee to Lender in connection with the execution of this Amendment.

                  (b) Notwithstanding anything in this Amendment to the contrary, Borrower shall be responsible for payment legal fees for the services of Lender's in-house counsel in connection with the preparation of this Amendment. Lender shall be entitled to deduct, and Borrower by its signature below hereby authorizes Lender to deduct, the full amount of the fees set forth in this Section 5(b) from the proceeds of the next subsequent Revolving Credit Loan made by Lender under the Loan Agreement (as amended hereby).

         SECTION 6. ENFORCEABILITY. This Amendment constitutes the legal, valid and binding obligation of each Borrower and Lender, and is enforceable against each Borrower and Lender in accordance with its terms.

         SECTION 7. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on the date that all of the following conditions are satisfied in Lender's sole discretion (such date, the "EFFECTIVE DATE"):

                  (a) Lender shall have received two (2) originals of this Amendment duly executed by an authorized officer of each entity comprising Borrower;

                  (b) there shall have occurred and be continuing no Event of Default and no event which, with the giving of notice or the lapse of time or both, could constitute such an Event of Default and, after giving effect to this Amendment, there shall have occurred no Event of Default and no Event which, with the giving of notice or lapse of time or both, could constitute an Event of Default; and




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


                  (c) the representations and warranties set forth in Section 4 of this Amendment and in Article IV of the Loan Agreement shall be true and correct as of the date hereof and after giving effect to this Amendment (unless any such representation or warranty by its terms is intended to refer specifically to any earlier date, in which case such representation or warranty shall have been true and correct as of such date).

         SECTION 8.        REFERENCE TO THE EFFECT ON THE LOAN AGREEMENT.

                  (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

                  (b) Except as specifically amended above, the Loan Agreement, and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

         SECTION 9. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland without regard to any otherwise applicable conflicts of law principles.

         SECTION 10. HEADINGS. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         SECTION 11. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.






                            [SIGNATURES ON NEXT PAGE]




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         IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to
Loan and Security Agreement to be executed as of the date first written above.

                                     LENDER:

                                     HELLER HEALTHCARE FINANCE, INC.,
                                     a Delaware corporation


                                     By:  /S/ JOSEPH PRANDONI
                                       ---------------------------------
                                     Name:   Joseph Prandoni
                                     Title:  Vice President

                                     BORROWERS:


                                     ALLION HEALTHCARE, INC.,
                                     a Delaware corporation


                                     By: /S/ MICHAEL P. MORAN
                                     ------------------------------
                                     Name:  Michael P. Moran
                                     Title: President and CEO


                                     MAIL ORDER MEDS, INC.,
                                     a Texas corporation

                                     By: /S/ MICHAEL P. MORAN
                                     ------------------------------
                                     Name:  Michael P. Moran
                                     Title: President and CEO


                                     CARE LINE OF NEW YORK, INC.,
                                     a New York corporation


                                     By: /S/ MICHAEL P. MORAN
                                     ------------------------------
                                     Name:  Michael P. Moran
                                     Title: President and CEO






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